UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 21, 2010

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report (including Exhibit 99.1)  is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report (including Exhibit 99.1) shall not be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On October 21, 2010, Theravance, Inc. (the “Company”) issued a press release announcing topline results from a Phase 1 multiple-ascending-dose study and a Phase 2 proof-of-concept study of TD-1211, an orally-administered peripherally selective mu opioid receptor antagonist in development for the treatment of opioid-induced constipation. Dr. Mathai Mammen, the Company’s Senior Vice President, Research and Early Clinical Development, will discuss these results during the third quarter earnings conference call today at 5:00 p.m. Eastern Daylight Time. A copy of the press release and the slide presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2 to this report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1                       Press Release of Theravance, Inc. dated October 21, 2010

99.2                       Theravance TD-1211 Clinical Study Results Slide Presentation dated October 21, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: October 21, 2010	By:	/s/ Michael W. Aguiar

Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press Release of Theravance, Inc. dated October 21, 2010

Exhibit 99.2	Theravance TD-1211 Clinical Study Results Slide Presentation dated October 21, 2010